Long term Debt - Terms, Covenants and Amendments (Details)	6 Months Ended
Jun. 30, 2014
HSH Nordbank AG $35,000 facility
Long term debt [Line Items]
Loan repayment terms	This senior secured credit facility will mature in February 2021 and is repayable in 28 consecutive quarterly installments, which commence in May 2014 and amount to $312.5 and $291.7, and a final balloon payment of $8,750 and $9,332.4, payable together with the last installments, for Star Challenger and Star Fighter respectively.
Loan covenants	This loan agreement contains financial and other customary covenants, under which the Company as corporate guarantor shall ensure the following : (i) the market value adjusted leverage ratio shall not be greater than 75%, (ii) a ratio of EBITDA to interest expense, no less than 2.0:1.0, (iii) minimum liquidity of $500 shall be maintained for each of the Company's vessels, (iv) a minimum market adjusted net worth shall not be less than $100,000, (v) an actual pledged amount of $300 shall be maintained per mortgaged vessel (the ' Mandatory Minimum Amount'), and (vi) an additional actual pledged amount of $600 shall be maintained per vessel (the 'Additional Liquidity Amount'), in case there is no time charter employment in place (as defined in the loan agreement) on the drawdown date. The respective amounts pledged will be gradually reduced by $150 per annum per vessel on each anniversary of the drawdown date with respect to the relevant vessel. The borrowers may not pay any dividends or make similar distributions if breach of covenant and/or event of default or will occur after such dividend or distribution. This senior secured credit facility also requires the borrowers to maintain an aggregate charter-free fair market value of Star Challenger and Star Fighter of at least 125% of the amount outstanding including the Mandatory Minimum Amount and excluding the Additional Liquidity Amount.
Deutsche Bank, $39,000 facility
Long term debt [Line Items]
Loan repayment terms	This senior secured credit facility consists of two tranches of $19,500 each. This senior secured credit facility will mature in March 2021. Each tranche is repayable in 28 consecutive installments of $390 each which commence in June 2014 and a final balloon payment of $8,580.
Loan covenants	This loan agreement contains financial and other covenants under which the Company is the corporate guarantor shall maintain the following: (i) a market value adjusted leverage ratio of not greater than 70%; (ii) a minimum market adjusted net worth of not less than $100,000; (iii) a minimum interest coverage ratio of not less than 2.0:1.0; (iv) minimum liquidity of $500 per vessel for each of the Company's vessels; (v) an actual pledged amount of $500 for each mortgaged vessel under this credit facility; and (vi) a minimum fair market value of the vessels plus the pledged amount of cash of no less than 130% of the outstanding amount under that facility. In addition, the borrowers will not pay any dividends or make similar distributions if the Company is in breach of a covenant and/or an event of default exists or will occur after such dividend or distribution.